中华人民共和国

药品GMP证书

CERTIFICATE OF GOOD MANUFACTURING PRACTICES FOR PHARMACEUTICAL PRODUCTS PEOPLE'S REPUBLIC OF CHINA

证书编号： 陕 H0192
Certificate No:

企业名称： 西安秦巴药业有限公司
Manufacturer: Xi'an Qinba Pharmaceutical Co., Ltd.

地　址： 西安市经济技术开发区泾河工业园区泾渭十路
Address: Jingwei Ten Road Jinghe Industrial Park Economic & Technological Development Zone Xi'an City,Shaanxi Province

认证范围： 胶囊剂、口服溶液剂；片剂、颗粒剂、糖浆剂、酊剂、茶剂、合剂
Scope of Inspection: Capsules,OralSolutions;Tablets,Granules,Syrup, Tincture,Medicinal teas,Mixture

经审查，符合中华人民共和国《药品生产质量管理规范》要求。特发此证。

This is to certify that the above-mentioned manufacturer complies with the requirements of Chinese Good Manufacturing Practices for Pharmaceutical Products.

有效期至 2011 年 03 月 08 日
This certificate remains valid until 08/03/2011

发证机关：
Issued By

陕西省食品药品监督管理局

Date for Issuing 09/03/2006 2006 年 03 月 09 日

国家药品监督管理局制
PRINTED BY STATE DRUG ADMINISTRATION